SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  May 2, 2006 (April 26, 2006)

Tri-S Security Corporation

(Exact name of registrant as specified in its charter)

Georgia	0-51148	30-0016962
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of		Identification
incorporation)		No.)

Royal Centre One, 11675 Great Oaks Way, Suite 120, Alpharetta, GA		30022
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code:   (678) 808-1540

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02                                                 Unregistered Sale of Equity Securities.

On April 26, 2006, Tri-S Security Corporation (the “Company”) issued to its primary lenders three-year warrants to purchase an aggregate of 175,000 shares of the Company’s common stock (the “Common Stock”) at an exercise price of $4.80 per share, subject to customary anti-dilution adjustments (the “Warrants”). The Company issued the Warrants to its primary lenders pursuant to the terms of the Company’s credit agreement with such lenders in full satisfaction of a $250,000 fee otherwise payable by the Company under the credit agreement. The Company’s shareholders approved the issuance of the Warrants and the shares of Common Stock issuable upon exercise thereof at the special meeting of the Company’s shareholders held on February 28, 2006.

The Warrants were issued without registration under the Securities Act of 1933, as amended (the “Securities Act”), in reliance upon the exemptions from registration set forth in Section 4(2) of the Securities Act and Regulation D promulgated thereunder (“Regulation D”). The Company based such reliance upon factual representations made by its primary lenders to the Company regarding their investment intent, sophistication and status as “accredited investors,” as such term is used in Regulation D, among other things.

Item 9.01                                                 Financial Statements and Exhibits.

(a)                                  Financial Statements of Business Acquired. None.

(b)                                 Pro Forma Financial Information. None.

(d)                                 Exhibits.

99.1                           Form of warrant to purchase 150,000 shares of the Company’s common stock issued to BRE LLC. (Incorporated by reference to Appendix F to the Company’s Definitive Proxy Statement filed on January 31, 2006.)

99.2                           Form of warrant to purchase 25,000 shares of the Company’s common stock issued to LSQ Funding Group, L.C. (Incorporated by reference to Appendix G to the Company’s Definitive Proxy Statement filed on January 31, 2006.)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

TRI-S SECURITY CORPORATION

	By:	/s/ Ronald G. Farrell
Ronald G. Farrell, Chief Executive Officer

Dated: May 2, 2006

EXHIBIT INDEX

99.1                           Form of warrant to purchase 150,000 shares of the Company’s common stock issued to BRE LLC. (Incorporated by reference to Appendix F to the Company’s Definitive Proxy Statement filed on January 31, 2006.)

99.2                           Form of warrant to purchase 25,000 shares of the Company’s common stock issued to LSQ Funding Group, L.C. (Incorporated by reference to Appendix G to the Company’s Definitive Proxy Statement filed on January 31, 2006.)